SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC 20549


                               FORM 8-K/A
                             CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of report (date of earliest event reported):

                             MARCH 27, 1997


                           CARROLS CORPORATION
   (Exact name of Registrant as specified in its charter)


                                Delaware
             (State or other jurisdiction of incorporation)



               1-6553                                                  16-0958146
        (Commission File No.)                                         (IRS Employer
                                                                   Identification No.)


               968 James Street, Syracuse, New York 13203
          (Address of Principal Executive Offices)   (Zip Code)

        Registrant's telephone number, including area code:

                          (315) 424-0513


                          Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS


As  reported  on Form 8-K dated March 27, 1997, filed April 11, 1997, the

Company acquired  24  Burger  King  restaurants (including one restaurant under construction) on March 28, 1997  for an aggregate purchase price of

$21.1  million  in  cash,  pursuant  to two separate  Purchase  and  Sale

Agreements,  each  dated  as of January 15,  1997,  by  and  between  the

Company, Omega Food Services,  Inc.  and  Harold  W.  Hobgood  as Omega's

agent.  As  also  reported  in  the  8-K, proceeds of approximately $30.4 million from an equity sale were received  by  the  Company  on March 27,

1997.



This Form 8-K/A includes the financial statements and pro forma financial information required by Items 7 (a) and 7 (b) to Form 8-K.

ITEM 7 -FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The following audited financial statements are filed with this report.

     Omega Food Services, Inc. Financial
     Statements for the year ended
     December 31, 1996 . . . . . . . . . Page F-1 through F-10

(B)  PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated financial statements are filed with this report.

     Pro Forma Consolidated Balance Sheet
     (unaudited) at December 31, 1996. . .Page F-12 through F-13

     Pro Forma Consolidated Statement of
     Operations (unaudited) for the year ended
     December 31, 1996  . . . . . . . . . . . . . . . .Page F-14

(C)  EXHIBITS

     None.

                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    June 10, 1997



                              CARROLS CORPORATION



                              By: ______________________________
                                   Name: Alan Vituli
                              Title: Chief Executive Officer

                        OMEGA FOOD SERVICES, INC.










                          FINANCIAL STATEMENTS

                  FOR THE YEAR ENDED DECEMBER 31, 1996

                            Albert M. Daykin
                       Certified Public Accountant
                            Roswell, Georgia








The Board of Directors
Omega Food Services, Inc.


I have audited the accompanying balance sheet of Omega Food Services, Inc. as of December 31, 1996, and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I have conducted my audit in accordance with generally accepted auditing standards. These standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Omega Food Services, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

On March 28, 1997, Omega Food Services, Inc. sold substantially all of its assets and ceased operations. As of May 6, 1997, the date of this report, the Company has repaid all of its long-term debt and substantially all of its other creditors and is in the process of liquidating.



Albert M. Daykin
May 6, 1997

                        OMEGA FOOD SERVICES, INC.

                              BALANCE SHEET

                            DECEMBER 31, 1996


                               A S S E T S


CURRENT ASSETS
  Cash                                                                          $  104,095
  Inventory of food, paper and
   condiments at the lower of cost (FIFO)
   or market                                                                       170,116
  Prepaid expenses                                                                 135,796
      Total current assets                                                         410,007
PROPERTY AND EQUIPMENT, at cost
 (pledged as collateral to notes payable)
  payable)
 Leasehold improvements                                $  499,781
 Restaurant equipment                                   5,197,084
 Office equipment                                         100,148
 Land                                                     380,000
                                                        6,177,013
 Less accumulated depreciation (Note 2)                 3,863,233
      Total property and equipment                                               2,313,780
OTHER ASSETS
 Deposits                                                   1,970
 Franchise cost net of
  amortization (Note 2)                                 3,811,840
 Premium on leases net of
  amortization (Note 2)                                   762,973
 Goodwill                                                  17,500
      Total other assets                                                         4,594,283
TOTAL ASSETS                                                                    $7,318,070



The accompanying notes are an integral part of this statement

                        OMEGA FOOD SERVICES, INC.

                              BALANCE SHEET

                            DECEMBER 31, 1996

                  LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
 Current maturities of long-term notes
  payable                                                                        $  756,173
 Note payable Nations Bank, interest due
  monthly at 8.24%                                                                  350,000
 Accounts payable                                                                   737,108
 Accrued expenses                                                                   843,917
      Total current liabilities                                                   2,687,198
LONG-TERM DEBT
 Note payable Nations Bank, principal
  and interest at 7.6% due in monthly
  payments of $76,916 through February,
  2000                                                 $2,593,858
 Less current portion above                               756,173
      Total long-term debt                                                        1,837,685
DEFERRED LEASE INCOME (Note 4)                                                       21,017
COMMITMENTS (Note 7)
STOCKHOLDERS' INVESTMENT
 Common stock                                               7,000
 Additional paid in capital                             2,019,000
 Treasury stock                                          (190,000)
 Retained earnings:
  Balance, beginning of year $1,139,239
  Net income for the year
   ended December 31, 1996    1,512,304
  Dividends (Notes 2,6 & 8)  (1,715,373)
                                                          936,170
    Total stockholders' equity                                                    2,772,170
TOTAL LIABILITIES AND STOCKHOLDERS'EQUITY                                        $7,318,070


      The accompanying notes are an integral part of this statement

                        OMEGA FOOD SERVICES, INC.

                           STATEMENT OF INCOME

                  FOR THE YEAR ENDED DECEMBER 31, 1996




NET SALES                                                                 $26,674,248
COST OF SALES                                                               8,356,870
    Gross Profit                                                           18,317,378
GENERAL AND ADMINISTRATIVE EXPENSES                                        16,574,313
                                                                            1,743,065
OTHER INCOME AND EXPENSES
  Deferred lease income                                                        (2,300)
  Miscellaneous income                                                        (24,326)
  Interest expense                                                            257,387
       NET INCOME                                                         $ 1,512,304






















      The accompanying notes are an integral part of this statement

                        OMEGA FOOD SERVICES, INC.

                         STATEMENT OF CASH FLOWS

                  FOR THE YEAR ENDED DECEMBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES

  Net income                                                              $1,512,304
  Adjustments to reconcile net income
   to net cash from operating activities:
    Depreciation                                                             675,289
    Amortization of intangible assets                                        412,120
    Amortization of deferred income                                           (2,300)
    Increase in prepaid expenses                                            (132,807)
    Decrease in accounts payable                                            (209,334)
    Increase in accrued expenses                                              79,827
      Net cash from operating activities                                   2,335,099
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                                        (255,030)
  Increase in inventory                                                       (1,912)
      Net cash used in investing activities                                 (256,942)
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Line of Credit                                               350,000
  Proceeds from long-term debt                                             3,175,000
  Repayment of long-term debt                                             (3,896,628)
      Net cash provided by financing activities                             (371,628)
PAYMENT OF DIVIDENDS                                                      (1,715,373)
NET DECREASE IN CASH                                                           8,844
CASH AT BEGINNING OF YEAR                                                    112,939
CASH AT END OF YEAR                                                       $  104,095







      The accompanying notes are an integral part of this statement

                        OMEGA FOOD SERVICES, INC.

                      NOTES TO FINANCIAL STATEMENTS

                            DECEMBER 31, 1996


1.  GENERAL

    The financial statements present the financial position and results of operation of Omega Food Services, Inc.

    The company operated twenty-three Burger King restaurants under franchise agreements with Burger King Corporation. These franchise agreements provide for the payment of advertising fees and royalties to Burger King Corporation. These fees and royalties are computed at 4% and 3.5% of sales. The franchise agreements expire between 1999 and 2013. There is no option to renew these franchises or an obligation for Burger King Corporation to grant a renewal of these franchises.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Inventories -

    Inventories are recorded at the lower of cost (FIFO) or market.

  Depreciation -

    For financial statement purposes, depreciation is computed using the straight-line method and the declining balance method over the useful life of the asset. For income tax purposes, the company is using both the straight-line method and the modified accelerated cost recovery method. Depreciation expense for the year ended December 31, 1996 is $675,289.

  Amortization -

    For financial statement purposes, amortization is computed on intangible assets using the straight-line method. Franchise costs are amortized over 40 years or the life of the franchise. Premiums on leases are amortized over the remaining term of the leases and the life of the agreement. For income tax purposes, franchise costs incurred prior to 1991 are amortized over the life of the franchise or ten years, whichever is less; and franchise costs incurred in 1991 and later years are amortized over fifteen years. Amortization expense for the year ended December 31, 1996 is $412,120.

                        OMEGA FOOD SERVICES, INC.

                      NOTES TO FINANCIAL STATEMENTS

                            DECEMBER 31, 1996

  Income tax -

    The company elected S Corporation tax status effective January 1, 1987. Therefore, there is no current provision for federal income tax.

    The company's shareholders are taxed on their proportionate  share of
the  company's  taxable  income.   $782,060  in  dividends  were  paid to
reimburse the shareholders for this tax liability.

3.  LONG-TERM DEBT

    At December 31, maturities of long-term debt are as follows:

                                                      Year
              ending
            DECEMBER 31                                                                   AMOUNT
               1997
                                    $756,173
               1998
                                    816,217
               1999
                                    880,518
               2000
                                    140,950


4.  DEFERRED LEASE INCOME

    In 1987 the company constructed and then entered into a sale-leaseback of a restaurant building. The profit on the sale was $41,357. This profit is deferred and amortized in proportion to the gross rental charged over the lease term.

5.  RELATED PARTY TRANSACTIONS

    The company has entered into an operating lease on the land and building for the restaurant located in Travelers Rest, South Carolina with Harold Hobgood and William Collins, who each own 33-1/3 percent of the outstanding stock of the company. The minimum annual rent due under the lease is $96,120 and contingent rent of 7 percent of sales is due if it exceeds the annual rent. Rent paid pursuant to this lease in 1996 was $104,714.

    The company has entered into four operating leases on the land and buildings for the restaurants located in Burnsville and Riverridge, North Carolina, and Greenville and Pickens, South Carolina with Jacks Tingle, Harold Hobgood and William Collins,

                        OMEGA FOOD SERVICES, INC.

                      NOTES TO FINANCIAL STATEMENTS

                            DECEMBER 31, 1996


who each own 33-1/3 percent of the outstanding stock of the company. The minimum annual rent is $77,850, $90,720, $86,400 and $89,425 respectively, and contingent rent of 7 percent of sales is due if it exceeds the annual rent. Rent paid pursuant to these leases in 1996 was $349,553.

6.  CONTINGENCIES

    The company has guaranteed $320,669 of the indebtedness of its shareholders. $1,275,000 was borrowed by the shareholders from Nations Bank in 1991 and contributed to capital. The funds were used to purchase ten restaurants. The company distributes as dividends the monthly payment of $20,676 to the shareholders.

7.  COMMITMENTS

    The company has entered into operating leases on each of its restaurants. The company pays a percentage of sales as rent for the lease term.

    The following is a schedule of the future minimum rental payments required as of December 31, 1996:

                                                      Year
              ending
            DECEMBER 31                                                                   AMOUNT
               1997                                                                       $1,629,552
               1998                                                                       $1,629,552
               1999                                                                       $1,629,552
               2000                                                                       $1,629,552
               2001                                                                       $1,629,552

    For 1996, the rental expense was:

                                                      Minimum                             $1,596,157
rent
Contingent rent
                                    421,690
                                                                                          $2,017,847

                        OMEGA FOOD SERVICES, INC.

                      NOTES TO FINANCIAL STATEMENTS

                            DECEMBER 31, 1996


8.  DIVIDENDS

    The company paid dividends of $1,715,373 which consisted of the following:

                                                      Shareholders'
tax on Company
 income (Note 2)                                                                                $
                                          782,060
Payments on Shareholders'
 debt (Note 6)
                                          248,112
Other distributions
                                          685,201
                                                                                                $1,715,373

                           CARROLS CORPORATION
                  PRO FORMA CONSOLIDATED FINANCIAL DATA
                               (Unaudited)


     The Pro Forma Consolidated Balance Sheet (unaudited) at December 31, 1996 reflects pro forma adjustments that were computed assuming the acquisition and receipt of equity cash had occurred on December 31, 1996. The Pro Forma Consolidated Statement of Operations (unaudited) reflects pro forma adjustments assuming the acquisition and receipt of equity cash had occurred on January 1, 1996.

     The unaudited pro forma consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

     The unaudited pro forma consolidated financial statements should be read in conjunction with the Registrant's (i) historical financial statements, (ii) related notes and (iii) Management's Discussion and Analysis of Financial Condition and Results of Operations.

                  CARROLS CORPORATION AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996
                                  (UNAUDITED)



                                                               Carrols                   Pro Forma                 Pro Forma
                                                             AS REPORTED                ADJUSTMENTS                  TOTAL
ASSETS:
Current assets:
 Cash and cash equivalents                            $  1,314,000                                         $  1,314,000
 Trade and other receivables                               793,000                                              793,000
 Inventories                                             2,163,000              $  100,000 (a)                2,263,000
 Prepaid real estate taxes                                 725,000                                              725,000
 Deferred income taxes                                   3,264,000                                            3,264,000
 Prepaid expenses and other current
  assets                                                   932,000                 ________                     932,000
  Total current assets                                   9,191,000                 100,000                    9,291,000
Property & equipment, at cost:
 Land                                                    9,066,000                                            9,066,000
 Buildings and improvements                             16,175,000                                           16,175,000
 Leasehold improvements                                 38,816,000                                           38,816,000
 Equipment                                              46,834,000                2,200,000(a)               49,034,000
 Capital leases                                         14,548,000               __________                  14,548,000
                                                       125,439,000                2,200,000                 127,639,000
 Less: accumulated depreciation and
 amortization                                          (63,356,000)              __________                 (63,356,000)
  Net property & equipment                              62,083,000                                           64,283,000
Franchise rights, net                                   46,203,000               18,800,000(a)               65,003,000
Beneficial leases, net                                   6,907,000                                            6,907,000
Excess cost over fair value of assets
  acquired, net                                          1,733,000                                            1,733,000
Deferred income taxes                                    6,637,000                                            6,637,000
Other assets                                             5,834,000               __________                   5,834,000
                                                      $138,588,000              $21,100,000                $159,688,000

                  CARROLS CORPORATION AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996
                                  (UNAUDITED)


                                                               Carrols                  Pro Forma                  Pro Forma
                                                             AS REPORTED               ADJUSTMENTS                   TOTAL
LIABILITIES AND STOCKHOLDER'S
  (DEFICIT)EQUITY:
Current liabilities:
 Current portion of long-term debt                    $      8,000                                         $      8,000
 Current portion of capital lease
  obligations                                              574,000                                              574,000
 Accounts payable                                        9,319,000                                            9,319,000
 Accrued liabilities:
  Taxes                                                  2,334,000                                            2,334,000
  Payroll and employee benefits                          3,837,000                                            3,837,000
  Interest                                               4,741,000                                            4,741,000
  Other                                                  3,382,000              __________                    3,382,000
   Total current liabilities                            24,195,000                                           24,195,000
Long-term debt, net of current portion                 118,180,000             $21,100,000 (a)              108,880,000
                                                                               (30,400,000)(b)
Capital lease obligations, net of current
 portion                                                 2,503,000                                            2,503,000
Deferred income - sale/leaseback of real
 estate                                                  2,154,000                                            2,154,000
Accrued postretirement benefits                          1,522,000                                            1,522,000
Other liabilities                                        1,696,000              __________                    1,696,000
   Total liabilities                                   150,250,000              (9,300,000)                 140,950,000
Commitments and contingencies
Stockholder's (deficit) equity:
 Common stock                                                   10                                                   10
 Additional paid-in capital                              1,411,990              30,400,000 (b)               31,811,990
 Accumulated deficit                                   (10,574,000)                                         (10,574,000)
 Less: Note receivable - redemption of
  warrants                                              (2,500,000)             __________                   (2,500,000)
   Total stockholder's (deficit) equity                (11,662,000)             30,400,000                   18,738,000
                                                      $138,588,000             $21,100,000                 $159,688,000


(a)   To  reflect  assets  and  debt  related  to  the purchase of twenty-three
      restaurants  on              March 28, 1997 financed  with  approximately
      $21.1 million of long-term debt.

(b)   Adjustment to reflect the net investment in equity of $30.4 million.

                     CARROLS CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)



                                             Carrols                 Omega                Pro Forma             Pro Forma
                                           AS REPORTED            HISTORICAL             ADJUSTMENTS              TOTAL
Revenues:
 Sales                               $240,809,000           $ 26,674,000                                  $267,483,000
 Other income                             316,000            ___________            _________                  316,000
                                      241,125,000             26,674,000                                   267,799,000
Costs and expenses:
 Cost of sales                         68,031,000              8,357,000                                    76,388,000
 Restaurant wages and
  related expenses                     70,894,000              7,417,000                                    78,311,000
 Other restaurant
  operating expenses                   48,683,000              5,265,000                                    53,948,000
 Depreciation and
  amortization                         11,015,000              1,087,000           $  192,000 (c)           12,294,000
 Administrative expenses               10,703,000              1,090,000             (286,000)(d)           11,507,000
 Advertising expenses                  10,798,000              1,689,000                                    12,487,000
 Costs associated with
  change in control                       509,000            ___________             _________                 509,000
   Total operating expenses           220,633,000             24,905,000              (94,000)             245,444,000
  Operating income                     20,492,000              1,769,000               94,000               22,355,000
Interest expense                       14,209,000                257,000           (1,013,000)(e)           13,453,000
 Income before taxes                    6,283,000              1,512,000            1,107,000                8,902,000
Provision for taxes                     3,100,000            ___________            1,048,000 (f)            4,148,000
  NET INCOME                         $  3,183,000           $  1,512,000           $   59,000             $  4,754,000


(c) To remove acquired Company's depreciation and amortization and reflect Carrols' estimated depreciation and amortization expense for acquired equipment, franchise fees and lease acquisition costs.

(d) To eliminate expenses that will not be incurred by Carrols, principally management fees and executive salaries.

(e) To remove the acquired Company's interest expense and reflect Carrols' estimated net reduction in interest expense due to the long-term debt reduction from the proceeds of the equity received offset by the purchase price of the acquisition. Carrols annual 1996 average revolving debt interest rate of 8.1% was used.

(f) To reflect tax expense as if the acquired Company was taxed as a C corporation.